UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 29, 2010 (September 23, 2010)

AVENTINE RENEWABLE ENERGY HOLDINGS, INC.

(Exact name of registrant as specified in its Certificate of Incorporation)

Delaware	001-32922	05-0569368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 North Parkway Drive Pekin, Illinois	61554
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (309) 347-9200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Officers

On September 23, 2010, Aventine Renewable Energy Holdings, Inc. (the “Company”) announced that it will be relocating its corporate office from Pekin, Illinois to Dallas, Texas.  Coincident with the relocation, the Company announced the release of William J. Brennan as Chief Accounting & Compliance Officer as part of a realignment of the Company’s finance and accounting personnel in connection with the Company’s emergence from bankruptcy on March 15, 2010.  The release will be effective as of March 31, 2011 (the “Effective Date”).  On the Effective Date, the Company expects to enter into a consulting agreement with Mr. Brennan on mutually acceptable terms whereby Mr. Brennan would act in a consulting capacity to the Company until September 30, 2011.

Item 8.01.  Other Events

Business Outlook

The Company expects to complete construction of its 110 million gallon undenatured annualized capacity ethanol production facilities in both Aurora, Nebraska and Mt. Vernon, Indiana in the fourth quarter of 2010.  In consideration of the winter months, the Company expects to delay start-up activities at the Aurora, Nebraska plant until late in the first or early in the second quarter of 2011.  The Mt. Vernon, Indiana facility will start operations in the fourth quarter of 2010.

Forward Looking Statements

Certain information included in this Current Report on Form 8-K may be deemed to be “forward looking statements” within the meaning of section 27A of the Securities Act and Section 21E of the Exchange Act, including the company’s plans to complete construction of its ethanol production facilities.  All statements, other than statements of historical facts, included in this press release, are forward looking statements.  Any forward looking statements are not guarantees of the Company’s future performance and are subject to risks and uncertainties that could cause actual results, developments and business decisions to differ materially from those contemplated by such forward looking statements.  The Company disclaims any duty to update any forward looking statements.  Some of the factors that may cause the Company’s actual results, developments and business decisions to differ materially from those contemplated by such forward looking statements include the following:

•                                          Its ability to obtain and maintain normal terms with vendors and service providers;

•                                          Its estimates of allowed general unsecured claims, unliquidated and contingent claims and estimations of future distributions of securities and allocations of securities among various categories of claim holders;

•                                          Its ability to maintain contracts that are critical to its operations;

•                                          Its ability to attract and retain customers;

•                                          Its ability to fund and execute its business plan and any ethanol plant expansion projects;

•                                          Its ability to receive or renew permits to construct or commence operations of its proposed capacity additions in a timely manner, or at all;

•                                          Laws, tariffs, trade or other controls or enforcement practices applicable to its operations;

•                                          Changes in weather and general economic conditions;

•                                          Overcapacity within the ethanol, biodiesel and petroleum refining industries;

•                                          Availability and costs of products and raw materials, particularly corn, coal and natural gas and the subsequent impact on margins;

•                                          Its ability to raise additional capital and secure additional financing, and its ability to service its debt or comply with its debt covenants;

•                                          Its ability to attract, motivate and retain key employees;

•                                          Liability resulting from actual or potential future litigation; and

•                                          Plant shutdowns or disruptions.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:  September 29, 2010

AVENTINE RENEWABLE ENERGY HOLDINGS, INC.

By:	/s/ John W. Castle
	Name:	John W. Castle
	Title:	Chief Financial Officer